Semiannual Report

April 30, 2002


Foreign Equity Fund

T. Rowe Price
Invest with Confidence (registered trademark)
--------------------------------------------------------------------------------

Dear Investor

It is now just over two years since global markets peaked at the height of the technology bubble. In this difficult phase for most equity investors, the half-year ended April 30, 2002, has been the first six-month stretch since March 2000 that international stock markets overall have not fallen. During this more settled period, the major markets of Europe and Japan witnessed modest recoveries while some of the smaller emerging markets enjoyed a more robust rebound.

Performance Comparison
--------------------------------------------------------------------------------

  Periods Ended 4/30/02                           6 Months            12 Months

  Foreign Equity Fund                                 7.38%             -14.07%

  MSCI EAFE Index                                     5.66               -13.62

  Lipper International
  Funds Average                                       7.10               -12.91
--------------------------------------------------------------------------------

Your portfolio participated in the global recovery of the past six months, performing somewhat better than the unmanaged MSCI EAFE Index and broadly in line with the Lipper benchmark for similar funds. Within our peer group, funds with a value bias fared best as sectors like autos and materials led the way while funds with a growth bias, including yours, tended to lag. During the past 12-month period, your fund trailed the MSCI EAFE Index and Lipper. The primary reasons for the trailing annual results were the portfolio's emphasis on growth during a period when the market favored value stocks, and our underweight position in Japan, which recovered sharply in recent months.

Geographic Diversification
--------------------------------------------------------------------------------

        Europe           Japan        Far East       Other and   Latin America
--------------------------------------------------------------------------------

            74              11               9               4               2
--------------------------------------------------------------------------------

MARKET REVIEW

     After the trauma of last September and the subsequent stock market upturn, investors have been focusing on the timing and likely shape of the economic recovery. The fears of the fourth quarter of 2001 were replaced by growing confidence during the first quarter of 2002, fueled by improving economic figures around the world. The proponents of a stronger recovery could point to the sharp declines in interest rates in most regions and the likely rebuilding of inventories. First-quarter growth turned out to be stronger than many had anticipated-but much of this seems to have been inventory liquidation and rebuilding, backed by moderate growth in final sales. The key issue now is whether final demand will kick in. Current signs are mixed, and ever wary of uncertainty, investors have taken a cautious view.

     Looking at various international markets, those most geared to economic recovery fared best-with emerging markets at the forefront. The Japanese economy has marched to a different and more subdued drummer than the rest of the world for the last decade-yet even there, some data have suggested some faint but visible signs of possible economic recovery on the horizon.


PORTFOLIO REVIEW

     Media

     Your portfolio continued its significantly overweight position in media stocks, even as news affecting the sector was mixed. In advertising, pressure on fees from large corporate clients has kept revenue growth in check, although profitability remains robust. With some recovery in demand, there should be a return to above-average growth. WPP Group, one of our larger holdings, performed relatively well over the period. Resilient earnings performance and the potential for upward revisions in earnings growth, along with a fairly modest stock valuation, underpinned the share price. Good performance from WPP and from our professional publishing stocks Reed Elsevier and VNU helped propel relatively strong results in this sector.

     Services

     Our stocks in the services sector also did well. The best performer was Adecco in the temporary employment segment. The company is the global leader in this area, with a strong position in the U.S. market following its acquisitions (most notably of Olsten) of the past few years. Temporary employment has been a growth area in Europe as companies exert increasing control over costs. In some countries, legal restrictions constrained growth in the past, but these restrictions are beginning to be relaxed. Countries such as Italy, Spain, and Japan are relatively untapped sources of growth for Adecco, which, when combined with the potential for economic recovery in the more established markets of the U.S., U.K., and France, have helped lift share prices.

  Industry Diversification
--------------------------------------------------------------------------------

                                                 Percent of           Percent of
                                                Net Assets           Net Assets
                                                  10/31/01              4/30/02
--------------------------------------------------------------------------------

  Financials                                          22.3%                22.1%


  Consumer Discretionary                              17.1                 17.4

  Health Care                                         12.6                 12.1

  Information Technology                               9.5                  9.2


  Energy                                               8.7                  9.0

  Consumer Staples                                     7.8                  8.7

  Industrials and Business Services                    6.7                  8.0

  Telecommunication Services                           8.9                  7.7

  Materials                                            2.2                  2.7

  All Other                                            1.0                  0.9

  Reserves                                             3.2                  2.2

  Total                                              100.0%               100.0%

--------------------------------------------------------------------------------

     Technology

     While the overall sector had a difficult time, your portfolio's tech holdings delivered relatively good performance. However, there was a broad disparity within the group, with key positive contributors Samsung Electronics up 120%, Taiwan Semiconductor Manufacturing (TSMC) up 43%, and Canon up 32%, while at the other end of the spectrum LM Ericsson was down 42% and Nokia was off 21%. Samsung's performance was driven by its ability to manage its dominant position in dynamic random access memory chips profitably and by the impressive improvement in its market position in mobile handsets. Although the shares have risen strongly, they are still selling for less than 10 times earnings-an extremely low price/earnings multiple. TSMC benefited from the first glimmer of recovery in the semiconductor cycle and from its success in attracting outsourced business to its leading-edge semiconductor capacity. LM Ericsson and Nokia, on the other hand, were hampered by the disappointing developments in the telecommunications equipment market-the former by telecom operators postponing capital expenditures on mobile networks and the latter by a perception that the mobile handset industry is reaching a plateau in its growth cycle.

     Telecommunications

     This sector has been under intense pressure for much of the last two years as it continued to slip while other sectors recovered. In the wireline area, previously steady revenues have begun to recede, partly because of the encroachment of mobile on fixed-line service, and partly due to the negative effects of overaggressive tariff policies. With many of the players in this industry now in financial distress, the competitive landscape should begin to improve once excess capacity is worked through.

     Within the mobile area, penetration levels are reaching the saturation point in several markets, so revenue growth depends more and more on increased use by subscribers. The big hope had been for greater use of data services, but this development continues to get pushed further into the future. One of our holdings, Vodafone, was negatively affected as the company's growth prospects were scaled back. The shares now trade at a discount to the overall U.K. market by many measures of value. However, any hint of increased revenues per user should boost share prices, so we have added to our position. Telecoms in emerging markets have not been hurt as much, since less of their growth was expected to come from data. Accordingly, our positions in KT Corporation, South Korea Telecom, and America Movil held up much better than the developed market telecoms.

     Market Performance
     ---------------------------------------------------------------------------
     Six                               Local
     Months                            Currency
     Ended                             Local       vs. U.S.                U.S.
     4/30/02                           Curre        Dollars             Dollars
     ---------------------------------------------------------------------------

     France                            4.04%           0.04%               4.09%

     Germany                           10.76           0.04               10.81


     Hong Kong                         25.83           0.01               25.84

     Italy                             6.36            0.04                6.41

     Japan                             6.32           -4.67                1.35

     Mexico                            31.10          -1.31               29.38

     Netherlands                       11.77           0.04               11.82

     Singapore                         30.18           0.69               31.08

     Sweden                            -1.02           3.50                2.45

     Switzerland                       10.10           0.79               10.97

     United Kingdom                    4.44            0.21                4.66

Source: RIMES Online, using MSCI indices.
--------------------------------------------------------------------------------

     Energy

     With increasing tension in the Middle East and rumblings in the U.S. over the future of Iraq's Saddam Hussein, oil prices have risen. The underlying supply/demand balance has also been positive for oil prices, with economies recovering and non-OPEC supply growing more slowly. We increased our exposure in Russia, where oil companies have historically had a somewhat patchy record of corporate governance and have struggled to escape the management practices of the Soviet era. However, over the past year there have been encouraging changes, and earlier this year we added YUKOS to the portfolio. The company has been at the forefront of improved corporate governance in the sector-bringing in a Canadian CFO-and at importing foreign management techniques to the oil operation (for example, using Schlumberger to significantly improve the oil recovery process). Valuations remain low and, despite some risk, we see substantial upside potential in this stock.

     Pharmaceuticals

     Patent expirations, disappointing new products, and pricing issues have sapped confidence in what has historically been one of the more secure growth sectors. The key question for investors in pharmaceutical stocks is whether the productivity and value of the large sums sunk into research and development will continue to fall. Many stocks are selling at valuations that are as low as they have been since the early 1990s, when the stocks were pummeled over earnings concerns related to Hillary Clinton's proposals for health care reform. On balance, we find the risk/return trade-off attractive and have added to positions in some pharmaceutical stocks-notably Takeda Chemical Industries in Japan, which had been selling for 19 times this year's projected earnings. Financials Banks have been one of the better-performing sectors over the last six months as fears that bad loans would rise significantly have so far proved overdone. As investors factored in steady bad debt charges, valuations appeared increasingly attractive with many European banks selling at 11 to 13 times earnings. Historically, these companies have sold at low valuations because they are highly leveraged and have a cyclical earnings pattern. However, the longer the sector can avoid serious pain on the debt front, the higher the stock valuations investors are likely to accord them. We continue to see upside potential in retail banks such as Royal Bank of Scotland, but banks with capital market exposure have fared worse. Japan is a different story as concerns about the health of the financial system reached a crescendo during the first quarter. We believe this sector in Japan will continue to struggle for a few more years.

     Cyclicals

     More cyclical sectors of the markets had a very strong run. Materials (including metals, construction, and chemicals), autos, and capital goods stocks were among the best performers. As with the banks, management is showing more discipline in allocating capital-such that the roller-coaster cycles of overcapacity and falling demand should be less severe going forward. Earnings growth in several of these sectors should be good this year, but we do not believe these mature industries can maintain this rate of growth long term. We have some exposure here but are underweight versus the benchmark index.


INVESTMENT OUTLOOK

     The broad economic background remains uncertain, but we expect a steady but moderate recovery in the U.S. and Europe after the robust first quarter. Growth is likely to be muted in the medium term, given the stretched condition of the U.S. consumer, who remains an important driver of world growth.

     In Japan, we see stabilization rather than clear recovery because of the magnitude of the problems still facing the country. There are signs that the authorities are beginning to respond to the economic crisis with a looser monetary policy and a bias toward a weaker yen. These measures should allow the government to advance its so-called reform program to some degree, but they are not sufficient to propel the country strongly out of its decade-long recession. Latin America is having a tough time with Argentina in disarray and Brazil facing political uncertainty. Mexico is a relative paragon of virtue in the region, and we remain optimistic about its eventual convergence with U.S. economic growth.

     Stock valuations around the world are reasonable but not at bargain basement levels, with some of the traditional growth sectors looking quite depressed while cyclical and defensive sectors appear more stretched. Interest rates are currently low in many countries, providing a favorable backdrop for stocks, and we believe the portfolio is well positioned geographically and by sector for the type of market performance we envision through the rest of the year.

     Respectfully submitted,


     John R. Ford

     President, T. Rowe Price International Funds, Inc.

     May 17, 2002


Portfolio Highlights

Twenty-Five Largest Holdings

                                                                     Percent of
                                                                     Net Assets
  Company                                          Country              4/30/02
--------------------------------------------------------------------------------

  GlaxoSmithKline                           United Kingdom                  4.2%

  Reed Elsevier                            United Kingdom/
                                               Netherlands                  2.9

  TotalFinaElf                                      France                  2.9

  Royal Bank of Scotland                    United Kingdom                  2.7

  Shell Transport & Trading/               United Kingdom/
    Royal Dutch Petroleum                      Netherlands                  2.5

  Nestle                                       Switzerland                  2.2

  BNP Paribas                                       France                  1.8

  Vodafone                                  United Kingdom                  1.8

  Aventis                                           France                  1.7

  ING Groep                                    Netherlands                  1.7

  Adecco                                       Switzerland                  1.6

  Philips Electronics                          Netherlands                  1.6

  Securitas                                         Sweden                  1.5

  WPP Group                                 United Kingdom                  1.4

  Compass                                   United Kingdom                  1.4

  Canon                                              Japan                  1.4

  Sanofi-Synthelabo                                 France                  1.4

  Intesa BCI                                         Italy                  1.4

  AstraZeneca                               United Kingdom                  1.3

  ENI                                                Italy                  1.3

  Samsung Electronics                          South Korea                  1.2

  Nokia                                            Finland                  1.2

  Sony                                               Japan                  1.2

  UBS                                          Switzerland                  1.2

  Brambles Industries                      United Kingdom/
                                                 Australia                  1.1

  Total                                                                    44.6%
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

Security Classification
--------------------------------------------------------------------------------


                                  Percent                                Market
As of                             of Net              Cost                Value
4/30/02                           Assets              (000)                (000)
--------------------------------------------------------------------------------

Common Stocks                     96.7%          1,441,114            1,661,096

Preferred Stocks                  1.1               18,167               18,373

Short-Term
  Investments                                        9,054                9,054

Total Investments                 98.3           1,468,335            1,688,523

Other Assets Less
  Liabilities                                       29,478               29,509

Net Assets                        100%           1,497,813            1,718,032
--------------------------------------------------------------------------------

Summary of Investments and Cash
April 30, 2002
--------------------------------------------------------------------------------

                                                                    Percent of
                      Equities            Cash           Total       MSCI EAFE
        Europe
       Austria            --              --              --               0.2%

       Belgium             0.8%           --               0.8%            1.1%

       Denmark             0.4%           --               0.4%            0.8%

       Finland             1.2%           --               1.2%            1.7%

        France            13.9%           --              13.9%           10.3%

       Germany             3.4%           --               3.4%            7.7%

        Greece             0.1%           --               0.1%            0.3%

       Ireland             0.0%           --               0.0%            0.7%

         Italy             6.3%           --               6.3%            4.2%

    Luxembourg             0.0%           --               0.0%           --

   Netherlands             7.5%           --               7.5%            5.9%

        Norway             0.4%           --               0.4%            0.6%

      Portugal             0.4%           --               0.4%            0.4%

        Russia             0.5%           --               0.5%           --

         Spain             3.0%           --               3.0%            3.2%

        Sweden             3.0%           --               3.0%            2.0%

   Switzerland             5.8%           --               5.8%            7.8%

United Kingdom            27.7%           --              27.7%           24.9%

  Total Europe            74.4%            0.0%           74.4%           71.8%

 Pacific Basin

     Australia             1.5%           --               1.5%            3.7%

     Hong Kong             1.6%           --               1.6%            2.0%

         India             1.0%           --               1.0%           --

         Japan            11.2%           --              11.2%           21.4%

      Malaysia             0.2%           --               0.2%           --

   New Zealand            --              --              --               0.1%

     Singapore             1.3%           --               1.3%            1.0%

   South Korea             2.4%           --               2.4%           --

        Taiwan             1.2%           --               1.2%           --

      Thailand             0.2%           --               0.2%           --

Total Pacific Bas         20.6%            0.0%           20.6%           28.2%

   Middle East

         Egypt            --              --              --              --

        Israel             0.1%           --               0.1%           --

        Turkey            --              --              --              --

Total Middle East          0.1%            0.0%            0.1%            0.0%

      Americas

     Argentina            --              --              --              --

        Brazil             0.7%           --               0.7%           --

        Canada             0.7%           --               0.7%           --

         Chile            --              --              --              --

        Mexico             1.3%           --               1.3%           --

        Panama            --              --              --              --

          Peru            --              --              --              --

 United States            --               0.5%            0.5%           --

     Venezuela            --              --              --              --

Total Americas             2.7%            0.5%            3.2%            0.0%

Other Assets Less          1.7%           --               1.7%           --

        TOTAL*            99.5%            0.5%          100.0%          100.0%*
--------------------------------------------------------------------------------
* Total may not add to 100.0% due to rounding.
--------------------------------------------------------------------------------

Foreign Equity Fund
4/30/02

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Foreign Equity Fund
--------------------------------------------------------------------------------
                                  MSCI              Lipper              Foreign
                                  EAFE       International               Equity
--------------------------------------------------------------------------------

4/92                              10,000            10,000               10,000

4/93                              12,206            11,006               10,878

4/94                              14,274            13,392               13,538

4/95                              15,114            13,483               13,779

4/96                              16,889            15,732               16,227

4/97                              16,788            16,870               17,401

4/98                              20,017            20,683               20,394

4/99                              21,980            21,275               21,754

4/00                              25,095            26,062               26,345

4/01                              21,066            21,413               21,275

4/02                              18,197            18,860               18,281
--------------------------------------------------------------------------------

Total Return Performance
--------------------------------------------------------------------------------

                                         Calendar
Periods                                   Year-
Ended                                     to-
4/30/02       1 Month  3 Months   Date    1 Year   3 Years*  5 Years*  10 Years*
--------------------------------------------------------------------------------

Foreign
Equity Fund    -0.75%    5.76%    0.61%  -14.07%  -5.63%     0.99%     6.22%

S&P 500
Index          -6.06    -4.41    -5.81   -12.63   -5.74      7.55     12.22

MSCI EAFE
Index           0.72     6.97     1.30   -13.62   -6.10      1.62     6.17

Lipper
International
Funds Average   0.29     6.06     1.53   -12.91   -3.94      2.02     6.31

FT-A Euro
Pacific
Index           0.71     7.00     1.82   -12.71   -5.46      1.80     6.11
--------------------------------------------------------------------------------

* Average annual compound total return. This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


Financial Highlights
--------------------------------------------------------------------------------

Foreign Equity Fund
(Unaudited)

                                 For a share outstanding throughout each period


               6 Months   Year
               Ended      Ended
               4/30/02    10/31/01   10/31/00   10/31/99   10/31/98   10/31/97
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning
of period        $12.70     $19.16     $20.08     $17.03     $16.51     $15.62

Investment activities
  Net investment
  income (loss)    0.08       0.39       0.13       0.21       0.28       0.21

  Net realized and
  unrealized
  gain (loss)      0.85      (5.35)      0.46       3.26       0.93       1.07

  Total from
  investment
  activities       0.93      (4.96)      0.59       3.47       1.21       1.28

Distributions
  Net investment
  income          (0.42)     (0.11)     (0.17)     (0.29)     (0.21)     (0.22)

  Net realized
  gain             --        (1.39)     (1.34)     (0.13)     (0.48)     (0.17)

  Total
  distributions   (0.42)     (1.50)     (1.51)     (0.42)     (0.69)     (0.39)

NET ASSET VALUE
End of period    $13.21     $12.70     $19.16     $20.08    $17.03      $16.51
                 ---------------------------------------------------------------

Ratios/Supplemental Data
Total
return(diamond)    7.38%    (28.02)%     2.45%     20.79%      7.65%      8.30%

Ratio of total
 expenses to
average net
assets             0.75%!     0.74%      0.74%      0.74%      0.74%      0.75%

Ratio of net

investment
income (loss)
 to average
net assets         0.72%!      2.25%     0.57%      1.08%      1.58%      1.40%

Portfolio
turnover
rate              19.7%!      21.4%     39.7%      18.2%      18.6%      15.9%

Net assets, end
of period
(in millions)    $1,718     $1,903     $3,138     $3,361     $3,204     $3,160
--------------------------------------------------------------------------------

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!         Annualized

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Portfolio of Investments
Foreign Equity Fund
April 30, 2002 (Unaudited)

                                                        Shares            Value
--------------------------------------------------------------------------------
                                                             In thousands

AUSTRALIA  1.5%

Common Stocks  0.9%

BHP                                                722,000             $  4,190

Brambles
Industries (miscelleaneous footnote symbo        1,216,219                6,575

National Australia Bank                            234,900                4,387

                                                                          15,152

Preferred Stocks  0.6%

News Corporation                                 1,822,265               10,048

                                                                         10,048

Total Australia (Cost $27,140)                                           25,200


BELGIUM  0.8%

Common Stocks  0.8%

Dexia (miscelleaneous footnote symbol)             431,510                7,110

Fortis (miscelleaneous footnote symbol)            170,278                3,907

UCB                                                 60,630                2,211

Total Belgium (Cost $7,920)                                              13,228


BRAZIL  0.7%

Common Stocks  0.2%

Brasileira de Distribuicao Grupo
  Pao de Acucar ADR (USD)                          129,000                3,031

Companhia Vale do Rio Doce ADR
  (1 ADR represents 1 common
  stock) (USD) *                                    27,300                  745

                                                                          3,776

Preferred Stocks  0.5%

Petroleo
Brasileiro (Petrobras)                             357,960                8,325

                                                                          8,325

Total Brazil (Cost $9,750)                                               12,101

CANADA  0.7%

Common Stocks  0.7%

Alcan Aluminum                                      75,930                2,804

Celestica (USD) *                                  234,662                6,500

Royal Bank of Canada                                88,190                3,092

Total Canada (Cost $10,172)                                              12,396


DENMARK  0.4%

Common Stocks  0.4%

Novo

Nordisk (miscelleaneous footnote symbol)           100,300                2,939

TDC A/S (miscelleaneous footnote symbol)           117,026                3,373

Total Denmark (Cost $7,230)                                              6,312


FINLAND  1.2%

Common Stocks  1.2%

Nokia (miscelleaneous footnote symbol)           1,275,741             $ 20,631

Total Finland (Cost $3,005)                                              20,631


FRANCE  13.9%

Common Stocks  13.9%

Altran Technologies                                 62,670                3,273

Aventis (miscelleaneous footnote symbol)           416,462               29,569

AXA                                                604,044               12,809

BNP
Paribas (miscelleaneous footnote symbol)           602,936               31,489

Cap
Gemini (miscelleaneous footnote symbol)             19,409                1,132

Compagnie de
Saint-Gobain (miscelleaneous footnote symbol)       57,513                9,840

Groupe
Danone (miscelleaneous footnote symbol)             18,280                2,420

Hermes                                              36,408                5,616

L'Oreal                                             16,482                1,290

Lafarge (miscelleaneous footnote symbol)            16,127                1,529

LVMH (miscelleaneous footnote symbol)               43,096                2,253

Orange *                                           433,720                2,499

Pinault Printemps
Redoute (miscelleaneous footnote symbol)            31,771                3,605

Sanofi-Synthelabo
(miscelleaneous footnote symbol)                   373,000               23,863

Schneider Electric                                 209,142               10,085

Societe
Generale (miscelleaneous footnote symbol)           89,414                6,119

Societe Television
Francaise 1
(miscelleaneous footnote symbol)                   504,482               14,355

Sodexho
Alliance (miscelleaneous footnote symbol)          359,879               13,934

STMicroelectronics
(miscelleaneous footnote symbol)                   234,153                7,274

Thomson
Multimedia *
(miscelleaneous footnote symbol)                    52,700                1,440

TotalFinaElf
(Class B) (miscelleaneous footnote symbol)         323,322               48,969

Vivendi
Universal (miscelleaneous footnote symbol)         176,434                5,622

Total France (Cost $166,281)                                            238,985


GERMANY  3.4%

Common Stocks  3.4%

Allianz (miscelleaneous footnote symbol)            69,589               16,383

Bayer (miscelleaneous footnote symbol)              91,604                3,000

Bayerische Hypo-und
         Vereinsbank
(miscelleaneous footnote symbol)                    61,163                2,145

Deutsche
Bank (miscelleaneous footnote symbol)              162,425               10,765

Deutsche
Telekom (miscelleaneous footnote symbol)            71,712                  952
E.On (miscelleaneous footnote symbol)              111,098                5,783

Gehe (miscelleaneous footnote symbol)              139,652                5,847

Gehe (New Shares)
*(miscelleaneous footnote symbol)                   24,942                1,018

Rhoen-Klinikum                                      54,002                3,161

SAP                                                 45,580                5,935

Siemens                                             47,127             $  2,865

Total Germany (Cost $49,574)                                             57,854


GREECE  0.1%

Common Stocks  0.1%

Hellenic Telecommunications
  Organization                                     103,270                1,596

Total Greece (Cost $1,383)                                                1,596


HONG KONG  1.6%

Common Stocks  1.6%

Cheung Kong
Holdings (miscelleaneous footnote symbol)          934,670                8,899

CNOOC                                            1,576,500                2,092

Henderson Land Development                       1,387,050                6,758

Hutchison Whampoa                                1,015,626                8,888

Total Hong Kong (Cost $19,915)                                           26,637


INDIA  1.0%

Common Stocks  1.0%

Hindustan Lever                                  2,543,450               10,539

ICICI                                            1,676,000                1,917

ICICI ADR (USD)                                    260,570                1,657

Reliance Industries *                              686,000                3,908

Total India (Cost $25,028)                                               18,021


IRELAND  0.0%

Common Stocks  0.0%

SmartForce ADR (USD) *                             133,598                  855

Total Ireland (Cost $2,204)                                                 855


ISRAEL  0.1%

Common Stocks  0.1%

Check Point Software
  Technologies (USD) *                              91,285                1,656

Total Israel (Cost $1,781)                                                1,656


ITALY  6.3%

Common Stocks  6.3%

Alleanza
Assicurazioni
(miscelleaneous footnote symbol)                   976,630                9,454

Assicurazioni Generali                             136,217                3,290

Bipop-Carire
(miscelleaneous footnote symbol)                   803,160                1,436

ENI (miscelleaneous footnote symbol)             1,436,031               22,047
Intesa
BCI *(miscelleaneous footnote symbol)            7,200,058               23,275

Mediaset (miscelleaneous footnote symbol)          137,511             $  1,151

Mediolanum (miscelleaneous footnote symbol)        448,735                3,839

Olivetti (miscelleaneous footnote symbol)        1,836,687                2,109

San Paolo
  IMI (miscelleaneous footnote symbol)             111,476                1,242

Telecom Italia
  (Ordinary shares)
  (miscelleaneous footnote symbol)                                    1,210,614

                                                                          9,625

Telecom Italia
  (Savings shares)
  (miscelleaneous footnote symbol)                 201,400                1,079

Telecom Italia
Mobile (miscelleaneous footnote symbol)          3,087,926               13,485

UniCredito
Italiano (miscelleaneous footnote symbol)        3,459,169               16,041


Total Italy (Cost $95,522)                                              108,073


JAPAN  11.2%

Common Stocks  11.2%

Canon                                              627,000               24,015

Daiichi Pharmaceutical                             181,000                3,530

Fanuc                                               79,900                4,429

Fuji Television Network                                744                4,286

Fujisawa
Pharmaceutical
(miscelleaneous footnote symbol)                   453,000               11,073

Hitachi Chemical                                   168,900                2,135

Ito-Yokado                                          91,000                4,484

Kyocera                                             76,000                5,171

Marui                                              517,000                6,367

Matsushita Electric Industrial                     205,000                2,745

Mitsui Fudosan                                     714,000                5,603

Murata Manufacturing                               113,500                7,184

NEC                                                403,000                3,106

Nippon Telegraph & Telephone                           927                3,644

Nomura Securities                                  555,000                7,734

NTT
DoCoMo (miscelleaneous footnote symbol)                786                1,989

NTT DoCoMo
(Bonus shares)
*(miscelleaneous footnote symbol)                    5,764               14,673

Sankyo                                             133,000                2,024

Seven-Eleven Japan                                 295,000               11,046

Shin-Etsu Chemical                                 121,800                5,016

Shiseido                                           331,000                3,672

Sony                                               377,080               20,255

Sumitomo                                           764,000                4,663

Takeda Chemical Industries                         132,000                5,775

Takefuji                                            26,690                1,928

Toshiba *                                          914,000                4,262

Toyota Motor                                       462,500               12,602

Yamanouchi Pharmaceutical                          317,000                8,736

Total Japan (Cost $179,667)                                             192,147


LUXEMBOURG  0.0%

Common Stocks  0.0%

Societe Europeenne des Satellites                   65,520             $    661

Total Luxembourg (Cost $1,047)                                              661


MALAYSIA  0.2%

Common Stocks  0.2%

Malayan Banking Berhad                           1,451,600                3,514

Total Malaysia (Cost $3,371)                                              3,514


MEXICO  1.3%

Common Stocks  1.3%

America Movil (Series L)
  ADR (USD)                                        350,400                6,535

Femsa UBD Units
  (Represents 1 Series B and
  4 Series D shares)                             1,948,690                9,357

Grupo Televisa ADR (USD) *                         110,164                4,979

Telmex (Series L) ADR (USD)                         52,604                1,990

Total Mexico (Cost $16,212)                                              22,861


NETHERLANDS  7.5%

Common Stocks  7.5%

Akzo Nobel                                          26,831                1,153

ASM
Lithography
*(miscelleaneous footnote symbol)                  589,240               13,371

Equant                                              50,950                  461

Fortis (miscelleaneous footnote symbol)            373,084                8,563

ING Groep                                        1,102,260               29,081

Koninklijke Ahold                                  198,800                4,967

Philips Electronics                                888,550               27,419

Reed Elsevier                                      458,890                6,363

Royal Dutch Petroleum                              186,108                9,854

Royal KPN                                          923,900                4,185

VNU (miscelleaneous footnote symbol)               585,964               17,676

Wolters
Kluwer (miscelleaneous footnote symbol)            322,670                6,537

Total Netherlands (Cost $109,451)                                       129,630


NORWAY  0.4%

Common Stocks  0.4%

Orkla
(Class A) (miscelleaneous footnote symbol)         317,395                5,778

Statoil *(miscelleaneous footnote symbol)          107,370                  913

Total Norway (Cost $4,245)                                                6,691


PORTUGAL  0.4%

Common Stocks  0.4%

Jeronimo Martins *                                 212,981             $  1,774

Portugal Telecom *                                 610,127                4,450

Total Portugal (Cost $6,441)                                              6,224


RUSSIA  0.5%

Common Stocks                                          0.5%

YUKOS ADR (USD)                                     52,650                7,766

Total Russia (Cost $5,335)                                                7,766


SINGAPORE  1.3%

Common Stocks  1.3%

DBS                                                315,000                2,433

Flextronics (USD) *                                338,331                4,701

United Overseas Bank                             1,873,560               14,886

Total Singapore (Cost $23,275)                                           22,020


SOUTH KOREA  2.4%

Common Stocks  2.4%

KT Corporation ADR (USD)                           279,787                6,337

POSCO ADR (USD)                                    140,884                3,445

Samsung Electronics                                 70,583               20,918

Shinhan Financial                                  406,600                5,520

South Korea Telecom                                 26,900                5,248

Total South Korea (Cost $25,400)                                         41,468


SPAIN  3.0%

Common Stocks  3.0%

Banco Bilbao Vizcaya
  Argentaria
  (miscelleaneous footnote symbol)               1,197,853               13,957

Banco Santander Central
  Hispano (miscelleaneous footnote symbol)       1,277,173               11,822

Endesa                                             413,755                6,334

Inditex *                                           57,661                1,189

Repsol                                             240,432                2,951

Telefonica                                       1,079,461               11,547

Telefonica ADR (USD)                               113,931                3,681

Total Spain (Cost $44,994)                                               51,481


SWEDEN  3.0%

Common Stocks  3.0%

Electrolux
(Class B) (miscelleaneous footnote symbol)         303,305                5,040

Hennes & Mauritz
(Class B) (miscelleaneous footnote symbol)         466,550             $  9,249

LM Ericsson
(Class B)
*(miscelleaneous footnote symbol)                2,214,070                5,551

Nordea (miscelleaneous footnote symbol)            827,945                4,707

Sandvik (miscelleaneous footnote symbol)            52,170                1,207

Securitas
(Class B) (miscelleaneous footnote symbol)       1,423,135               26,416

Total Sweden (Cost $51,569)                                              52,170


SWITZERLAND  5.8%

Common Stocks  5.8%

Adecco (miscelleaneous footnote symbol)            439,020               27,749

Credit Suisse                                      108,420                3,861

Nestle                                             163,030               38,504

Roche (Participation
  certificates)
  (miscelleaneous footnote symbol)                 119,900                9,076

UBS                                                416,132               20,041

Total Switzerland (Cost $62,318)                                         99,231


TAIWAN  1.2%

Common Stocks  1.2%

Taiwan Semiconductor
  Manufacturing                                  6,511,183               16,433

United Microelectronics                          2,474,000                3,782

Total Taiwan (Cost $17,113)                                              20,215


THAILAND  0.2%

Common Stocks  0.2%

Bangkok Bank (Local Shares)*                     3,486,000                4,151

Total Thailand (Cost $4,420)                                              4,151


UNITED KINGDOM  27.7%

Common Stocks  27.7%

Abbey National                                     317,554                5,046

AstraZeneca                                        488,643               22,883

Autonomy *                                          43,000                  227

BG Group                                           374,951                1,674

BP                                               1,863,304               15,891

Brambles Industries                              2,525,960               12,510

Cable & Wireless                                   965,740                2,546

Cadbury Schweppes                                1,257,318                9,533

Celltech *                                         465,496                3,851

Centrica                                           774,810                2,384

Compass                                          3,895,950               24,232

David S. Smith                                     458,325                1,095

Diageo                                           1,095,803             $ 14,541

Dimension Data *                                   303,000                  268

Electrocomponents                                  955,010                6,051

Friends Provident                                  557,580                1,494

GKN                                                 94,050                  440

GlaxoSmithKline                                  2,989,321               72,281

Granada                                          3,585,123                6,723

Hays                                             2,800,587                7,027

Hilton                                             569,940                2,127

HSBC
(HKD) (miscelleaneous footnote symbol)             632,000                7,516

J. Sainsbury                                     1,058,530                6,167

Kingfisher                                       1,002,688                5,601

Lattice                                            547,400                1,479

Reckitt Benckiser                                  120,000                2,124

Reed Elsevier                                    4,423,164               43,296

Rio Tinto                                        1,025,496               19,045

Royal Bank of Scotland                           1,634,602               46,857

Shell Transport & Trading                        4,770,603               33,945

Standard Chartered                                 325,100                4,001

Tesco                                            3,631,264               13,911

Tomkins                                          2,284,616                8,785

Unilever                                         1,260,666               11,532

United Business Media                              303,789                2,319

Vodafone                                        19,188,627               30,955

Woolworths                                       1,204,977                  922

WPP Group                                        2,302,400               24,415

Total United Kingdom (Cost $477,518)                                    475,694


SHORT-TERM INVESTMENTS  0.5%

Money Market Funds  0.5%

T. Rowe Price Reserve
  Investment Fund, 2.07% #                       9,053,782                9,054

Total Short-Term
Investments (Cost $9,054)                                                 9,054

Total Investments in Securities
98.3% of Net Assets
(Cost $1,468,335)                                                     1,688,523

Other Assets Less Liabilities                                            29,509

NET ASSETS                                                           $1,718,032
                                                                     ----------

--------------------------------------------------------------------------------

                               #        Seven-day yield
                               *        Non-income producing
(miscelleaneous footnote symbol)        All or a portion of this security is on
                                        loan at April 30, 2002. See Note 2
                             ADR        American Depository Receipts
                             HKD         Hong Kong dollar
                             USD        United States dollar

--------------------------------------------------------------------------------

Statement of Assets and Liabilities
Foreign Equity Fund
April 30, 2002 (Unaudited)
In thousands

Assets

Investments in securities,
at value (cost $1,468,335)                                 $1,688,523

Securities lending collateral                                 362,912

Other assets                                                   38,294

Total assets                                                2,089,729


Liabilities
Obligation to return
securities lending collateral                                 362,912

Other liabilities                                               8,785

Total liabilities                                             371,697


NET ASSETS                                                 $1,718,032
                                                           ----------

Net Assets Consist of:
Undistributed net
investment income (loss)                                        5,295

Undistributed net
realized gain (loss)                                         (353,046)

Net unrealized gain
(loss)                                                        220,218

Paid-in-capital applicable
to 130,022,308 shares

of $0.01 par value capital
stock outstanding;
1,000,000,000 shares
authorized                                                  1,845,565

NET ASSETS                                                 $1,718,032
                                                           ----------

NET ASSET VALUE PER SHARE                                  $     13.21
                                                           -----------
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of Operations
Foreign Equity Fund
(Unaudited)
In thousands

                                                             6 Months
                                                                Ended
                                                              4/30/02

Investment Income (Loss)
Income
Dividend (net of foreign
taxes of $1,592)                                               12,067

Securities lending                                                666

Interest (net of foreign
taxes of $15)                                                     369

Total income                                                   13,102

Expenses
  Investment management                                         6,247

  Custody and accounting                                          348

  Registration                                                     29

  Legal and audit                                                  18

  Shareholder servicing                                             9

  Directors                                                         8

  Prospectus and shareholder reports                                6

  Proxy and annual meeting                                          2

  Miscellaneous                                                    17

  Total expenses                                                6,684

Net investment income (loss)                                    6,418

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
Securities                                                   (146,493)
Foreign currency transactions                                     509

Net realized gain (loss)                                     (145,984)

Change in net unrealized gain (loss)

  Securities                                                  273,390

  Other assets and liabilities
  denominated in foreign currencies                               352

  Change in net unrealized gain (loss)                        273,742

Net realized and unrealized gain (loss)                       127,758

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                       $134,176
                                                             --------

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
Foreign Equity Fund
(Unaudited)
In thousands

  x                                               6 Months                 Year
  x                                                  Ended                Ended
  x                                                4/30/02             10/31/01

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)             $         6,418      $        58,702

  Net realized gain (loss)                        (145,984)            (205,527)

  Change in net
  unrealized gain (loss)                           273,742             (706,219)

  Increase (decrease) in net
  assets from operations                           134,176             (853,044)

Distributions to shareholders
  Net investment income                            (58,733)             (18,177)

  Net realized gain                                   --               (229,687)

  Decrease in net assets
  from distributions                               (58,733)            (247,864)

Capital share transactions *

  Shares sold                                      111,619              470,105

  Distributions reinvested                          43,451              195,976

  Shares redeemed                                 (415,906)            (799,534)

  Increase (decrease) in
  net assets from capital
  share transactions                              (260,836)            (133,453)


Net Assets
Increase (decrease)
  during period                                   (185,393)          (1,234,361)

  Beginning of period                            1,903,425            3,137,786

  End of period                                  1,718,032            1,903,425


*Share information
  Shares sold                                        8,620               29,947

  Distributions reinvested                           3,342               11,218

  Shares redeemed                                  (31,787)             (55,065)

  Increase (decrease) in
  shares outstanding                               (19,825)             (13,900)
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
Foreign Equity Fund
April 30, 2002 (Unaudited)


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Institutional International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Foreign Equity Fund (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation and commenced operations on September 7, 1989. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At April 30, 2002, approximately 11% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At April 30, 2002, the value of loaned securities was $345,937,000; aggregate collateral consisted of $362,912,000 in the securities lending collateral pool and U.S. government securities valued at $393,000.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $172,450,000 and $462,761,000, respectively, for the six months ended April 30, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Income and capital gain distributions determined in accordance with federal income tax regulations differ from net investment income and realized gains recognized for financial reporting purposes and, accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     The fund intends to retain realized gains that may be offset by available capital loss carryforwards for tax purposes. As of October 31, 2001, the fund's most recent tax year-end, the fund had $206,390,000 of capital loss carryforwards available to offset future realized gains, all which expire in 2009.

     At April 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,468,335,000. Net unrealized gain aggregated $220,188,000 at period-end, of which $429,638,000 related to appreciated investments and $209,450,000 related to depreciated investments.


Note 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $1,008,000 was payable at April 30, 2002. The fee is computed daily and paid monthly, and is equal to 0.70% of average daily net assets.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these related party agreements totaled approximately $63,000 for the six months ended April 30, 2002, of which $10,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2002, totaled $147,000 and are reflected as interest income in the accompanying Statement of Operations.


NOTE 6 - INTERFUND BORROWING

     Pursuant to the fund's prospectus, the fund may borrow up to 331_3% of its total assets. The fund is party to an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds, which permits it to borrow or lend cash at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended April 30, 2002, the fund borrowed amounts ranging from $16,600,000 to $21,600,000, on 7 days, at a weighted average rate of 2.19%. There were no borrowings outstanding at April 30, 2002.


Foreign Equity Fund

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc.; "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors

Name
(Date of Birth)
Year Elected**
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Other Directorships of Public Companies
--------------------------------------------------------------------------------

Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
2001
--------------------------------------------------------------------------------

Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company,
1991                            real estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1989
--------------------------------------------------------------------------------

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to
(4/9/38)                        present), Golden Star Resources Ltd., and
2001                            Canyon Resources Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers
--------------------------------------------------------------------------------

Hanne M. Merriman               Retail Business Consultant; Director, Ann
(11/16/41)                      Taylor Stores Corp., Ameren Corp., Finlay
2001                            Enterprises, Inc., The Rouse Company, and US
                                Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior
2001                            Advisor and Partner, Blackstone Real Estate
                                Advisors, L.P.; Director, AMLI Residential
                                Properties Trust, Host Marriott Corp., and The
                                Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
2001
--------------------------------------------------------------------------------

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1996                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------

James S. Riepe                  Director and Managing Director, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and
2002 [98]                       Managing Director, T. Rowe Price Group, Inc.;
                                Chairman of the Board and Director, T. Rowe
                                Price Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Vice President,
                                Institutional International Funds
--------------------------------------------------------------------------------

M. David Testa                  Chief Investment Officer, Director, and
                                Managing Director, T.Rowe Price; Vice Chairman
1989 [98]                       of the Board, Chief Investment Officer,
                                Director, and Managing Director, T. Rowe Price
                                Group, Inc.; Director and Chairman of the
                                Board, T. Rowe Price Global  Asset Management
                                Limited; Vice President and Director, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                Global  Investment Services Limited and T. Rowe
                                Price International, Inc.; Vice President,
                                Institutional International Funds
--------------------------------------------------------------------------------

Martin G. Wade                  Managing Director, T. Rowe Price; Director and
(2/16/43)                       Managing Director, T. Rowe Price Group, Inc.;
1989 [15]                       Chairman of the Board and Director, T. Rowe
                                Price Global Investment Services Limited and
                                T. Rowe Price International, Inc.; Director,
                                T. Rowe Price Global Asset Management Limited;
                                Chairman of the Board, Institutional
                                International funds
--------------------------------------------------------------------------------

Mark C.J. Bickford-Smith        Vice President, Institutional International
(4/30/62)                       Funds, Vice President, T. Rowe Price Group,
                                Inc. and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

Joseph A. Carrier               Treasurer, Institutional International Funds,
(12/30/60)                      Vice President, T. Rowe Price, T. Rowe Price
                                Group, Inc., and T. Rowe Price Investment
                                Services, Inc.
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John R. Ford                    President, Institutional International Funds,
(11/25/57)                      Managing Director, T. Rowe Price and T. Rowe
                                Price Group, Inc.; Director, Chief Investment
                                Officer, and Vice President, T. Rowe Price
                                International, Inc.
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Henry H. Hopkins                Vice President, Institutional International
(12/23/42)                      Funds, Managing Director, T. Rowe Price;
                                Director and Managing Director, T. Rowe Price
                                Group, Inc.; Vice President, T. Rowe Price
                                International, Inc. and T. Rowe Price
                                Retirement Plan Services, Inc.; Vice President
                                and Director Investment Services, Inc., T. Rowe
                                Inc., T. Rowe Price Services, Inc., and T. Rowe
                                Price Trust Company
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Patricia B. Lippert             Secretary, Institutional International Funds
(1/12/53)                       Assistant Vice President, T. Rowe Price and
                                T. Rowe Price Investment Services, Inc.
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David S. Middleton              Controller, Institutional International Funds,
(1/18/56)                       Vice President, T. Rowe Price, T. Rowe Price
                                Group, Inc., and T. Rowe Price Trust Company
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George A. Murnaghan             Vice President, Institutional International
(5/1/56)                        Funds, Managing Director, T. Rowe Price and
                                T. Rowe Price Group, Inc.; Vice President,
                                T. Rowe Price International, Inc., T. Rowe
                                Price Investment Services, Inc., and T. Rowe
                                rice Trust Company
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R. Todd Ruppert                 Vice President, Institutional International
(5/7/56)                        Funds, Managing Director, T. Rowe Price and
                                T. Rowe Price Group, Inc.; Director, Chief
                                Investment Officer, and President, T. Rowe
                                Price Global Asset Management Limited and
                                T. Rowe Price Global Investment Services
                                Limited; Vice President, T. Rowe Price
                                Retirement Plan Services and T. Rowe Price
                                Trust Company
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James B.M. Seddon               Vice President, Institutional International
6/17/64)                       Funds, Vice President, T. Rowe Price Group, Inc.
                                and T. Rowe Price International, Inc.
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David J.L. Warren               Vice President, Institutional International
(4/14/57)                       Funds, Managing Director, T. Rowe Price and
                                T. Rowe Price Group, Inc.; Director, Chief
                                Executive Officer, and President, T. Rowe Price
                                International, Inc.; Director, T. Rowe Price
                                Global Asset Management Limited
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William F. Wendler II           Vice President, Institutional International
(3/14/62)                       Funds, Vice President, T. Rowe Price, T. Rowe
                                Price Group, Inc., and T. Rowe Price
                                International, Inc.
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Edward A. Wiese, CFA            Vice President, Institutional International
(4/12/59)                       Funds, Vice President, T. Rowe Price, T. Rowe
                                Price Group, Inc., and T. Rowe Price Trust
                                Company; Director, Chief Investment Officer, and Vice President, T. Rowe Price Savings Bank
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Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe
Price International for at least five years.